J.P. MORGAN INSURANCE TRUST

JPMorgan Insurance Trust Mid Cap Value Portfolio

JPMorgan Insurance Trust Small Cap Core Portfolio

JPMorgan Insurance Trust U.S. Equity Portfolio

(All Share Classes)

(each a “Portfolio” and together, the “Portfolios”)

Supplement dated November 2, 2020

to the Prospectuses dated May 1, 2020

Effective immediately, the “Shareholder Information – Portfolio Holdings Disclosure” section of each Prospectus will be deleted and replaced with the following:

Portfolio Holdings Disclosure

No sooner than 15 days after the end of each month, the Portfolio will make available upon request the uncertified, complete schedule of its portfolio holdings as of the last day of that month. Not later than 60 days after the end of each fiscal quarter, the Portfolio will make available a complete schedule of its portfolio holdings as of the last day of that quarter.

In addition to providing hard copies upon request, the Portfolio will post these quarterly schedules on www.jpmorgan.com/variableinsuranceportfolios and on the SEC’s website at www.sec.gov. From time to time, the Portfolio may post portfolio holdings on the J.P. Morgan Funds website on a more timely basis.

Each Portfolio may disclose the Portfolio’s 10 largest portfolio holdings and the percentage that each of these holdings represent of the Portfolio’s portfolio as of the most recent month end online at www.jpmorgan.com/variableinsuranceportfolios, no sooner than 5 calendar days after month’s end.

In addition, the top five holdings that contributed to Portfolio performance and top five holdings that detracted from Portfolio performance may also be posted on the J.P. Morgan Funds’ website at www.jpmorgan.com/variableinsuranceportfolios no sooner than 5 calendar days after month’s end.

Shareholders may request portfolio holdings schedules at no charge by calling 1-800-480-4111. A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s holdings is available in the Statement of Additional Information.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THE PROSPECTUSES FOR FUTURE REFERENCE

SUP-JPMIT-PHD-1120